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                                 Exhibit 23.3
                                 ------------

                     Consent of Farkas & Manelli, P.L.L.C.

     We hereby consent to the inclusion of our firm under the heading "Legal Matters" in the Registration Statement on Form S-1 of Professional Detailing, Inc.

                                             /s/ Farkas & Manelli, P.L.L.C.
                                            --------------------------------
                                               Farkas & Manelli, P.L.L.C.


Dated: Washington, D.C.
       February 13, 1998